                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        -------------------------------

                                   FORM 8-K

                        -------------------------------

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               NOVEMBER 27, 1998                                 1-9078
               -----------------                                 ------
Date of Report (Date of earliest event reported)          Commission File Number


                            THE ALPINE GROUP, INC.
            (Exact name of registrant as specified in its charter)

          DELAWARE                                             22-1620387
          --------                                             ----------
(State or other jurisdiction of                          Identification Number)
incorporation or organization)                              (I.R.S. Employer


                                1790 BROADWAY
                         NEW YORK, NEW YORK 10019-1412
              ---------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                (212) 757-3333
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

        This Current Report on Form 8-K contains financial statements required by Item 7 of Form 8-K with respect to The Alpine Group, Inc.'s majority-owned subsidiary, Superior TeleCom Inc.'s, acquisition of Essex International Inc. The acquisition was initially reported in The Alpine Group, Inc.'s Form 10-Q for the fiscal quarter ended October 31, 1998 and filed December 14, 1998.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Not applicable

        (b) Pro Forma Condensed Combined Financial Statements (Unaudited)

    The Alpine Group, Inc. ("Alpine") is providing the following unaudited pro forma financial information to give a picture of what the results of operations and financial position of Alpine, Cables of Zion United Works Ltd. ("Cables of Zion"), acquired by Superior TeleCom Inc. on May 5, 1998, and Essex International Inc. ("Essex") would have looked like, absent any operational or other changes, if those businesses had been combined for the periods and at the dates indicated.

    The unaudited pro forma condensed combined financial statements of Alpine give effect to the following as if these acquisitions had occurred on May 1, 1997.

     (i) the acquisition of Cables of Zion and

     (ii) the cash tender offer whereby Superior TeleCom Inc. ("Superior") acquired 81% of Essex on November 27, 1998.

    The acquisitions are reflected using the purchase method of accounting for business combinations. The pro forma adjustments have been applied to the following:

     (i) the historical financial statements of Alpine for the fiscal year ended April 30, 1998, which statements have been derived from Alpine's audited consolidated financial statements,

     (ii) the unaudited condensed historical financial statements of Alpine as of October 31, 1998 and for the six months then ended,

     (iii) the unaudited condensed historical financial statements of Essex for the twelve-month period ended March 31, 1998,

     (iv) the unaudited condensed historical financial statements of Essex as of September 30, 1998 and for the six months then ended and

     (v) the unaudited condensed historical financial statements of Cables of Zion for the twelve-month period ended March 31, 1998.

    The unaudited pro forma condensed combined financial information is provided for comparative purposes only and does not purport to be indicative of the results that actually would have been achieved if the events set forth above had been effected on the dates indicated or of those results that may be achieved in the future. These pro forma financial statements are based on estimates of values and transaction costs, among other things. Accordingly, the actual recording of the transactions can be expected to differ from these pro forma financial statements.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
             FOR THE TWELVE MONTHS ENDED APRIL 30, 1998 (ALPINE),
           MARCH 31, 1998 (ESSEX) AND MARCH 31, 1998 (CABLE OF ZION)

                                                                             HISTORICAL
                                                 HISTORICAL     HISTORICAL    CABLES OF    PRO FORMA
                                                   ALPINE         ESSEX         ZION      ADJUSTMENTS     PRO FORMA
                                                -------------  ------------  -----------  ------------  -------------
                                                              (IN THOUSANDS, EXCEPT PER SHARE DATA)
Net sales.....................................  $     919,079  $  1,675,969   $  84,678                 $   2,679,726
Cost of goods sold............................        741,232     1,343,228      70,370           134(a)    2,154,964
                                                -------------  ------------  -----------  ------------  -------------
  Gross profit................................        177,847       332,741      14,308          (134)        524,762
Selling, general and administrative
  expenses....................................         80,602       150,872       8,199          (690)(b)     237,983
                                                                                               (1,000)(b)
Restructuring charge..........................          3,626                                                   3,626
Amortization of goodwill......................          4,743         4,233                        79(a)       22,233
                                                                                               13,178(c)
                                                -------------  ------------  -----------  ------------  -------------
  Operating income............................         88,876       177,636       6,109       (11,701)        260,920
Interest expense..............................        (31,516)      (33,946)     (1,697)      (80,296)(d)    (147,455)
Other income (expense), net...................          4,322           703      (1,416)                        3,609
                                                -------------  ------------  -----------  ------------  -------------
  Income before income taxes and
    minority interest.........................         61,682       144,393       2,996       (91,997)        117,074
Provision for income taxes....................        (24,673)      (58,000)       (441)       29,054(e)      (54,060)
                                                -------------  ------------  -----------  ------------  -------------
  Income before minority interest in
    subsidiary................................         37,009        86,393       2,555       (62,943)         63,014
Minority interest in earnings of subsidiary...        (20,262)                      (79)      (22,173)(f)     (42,514)
                                                -------------  ------------  -----------  ------------  -------------
  Income before extraordinary loss............  $      16,747  $     86,393   $   2,476    $  (85,116)  $      20,500
                                                -------------  ------------  -----------  ------------  -------------
                                                -------------  ------------  -----------  ------------  -------------
Income per share of common stock
 before extraordinary loss:
  Basic:
    Basic income per share of common
      stock...................................          $0.99                                                   $1.21
                                                -------------                                           -------------
                                                -------------                                           -------------
    Average common shares outstanding.........     16,986,000                                              16,986,000
                                                -------------                                           -------------
                                                -------------                                           -------------
  Diluted:
    Diluted income per share of common
      stock...................................          $0.89                                                   $1.09
                                                -------------                                           -------------
                                                -------------                                           -------------
    Average common shares outstanding.........     18,774,000                                              18,774,000
                                                -------------                                           -------------
                                                -------------                                           -------------

     See accompanying Notes to Unaudited Pro Forma Financial Statements

       UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
             FOR THE SIX MONTHS ENDED OCTOBER 31, 1998 (ALPINE)
                       AND SEPTEMBER 30, 1998 (ESSEX)

                                                             HISTORICAL    HISTORICAL   PRO FORMA
                                                               ALPINE        ESSEX     ADJUSTMENTS     PRO FORMA
                                                            -------------  ----------  ------------  -------------
                                                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)

Net sales.................................................  $     556,604  $  756,936                $   1,313,540
Cost of goods sold........................................        430,791     609,266                    1,040,057
                                                            -------------  ----------                -------------
  Gross profit............................................        125,813     147,670                      273,483
Selling, general and administrative expenses..............         58,500      70,697         (500)(b)     128,697
Unusual charges (1).......................................                      6,003                        6,003
Amortization of goodwill..................................          3,316       2,150        6,589 (c)      12,055
                                                            -------------  ----------  ------------  -------------
  Operating income........................................         63,997      68,820       (6,089)        126,728
Interest expense..........................................        (20,616)    (12,804)     (44,051)(d)     (77,471)
Other income (expense), net...............................            359       1,298                        1,657
                                                            -------------  ----------  ------------  -------------
  Income before income taxes and minority interest........         43,740      57,314      (50,140)         50,914
Provision for income taxes................................        (17,519)    (22,791)      15,752 (e)     (24,558)
                                                            -------------  ----------  ------------  -------------
  Income before minority interest in subsidiary...........         26,221      34,523      (34,388)         26,356
Minority interest in earnings of subsidiary...............        (14,273)                  (2,831)(f)     (17,104)
                                                            -------------  ----------  ------------  -------------
  Net income..............................................  $      11,948  $   34,523   $  (37,219)  $       9,252
                                                            -------------  ----------  ------------  -------------
                                                            -------------  ----------  ------------  -------------
Net income per share of common stock:
  Basic:
    Net income per share of common stock..................          $0.70                                    $0.54
                                                            -------------                            -------------
                                                            -------------                            -------------
    Average common shares outstanding.....................     17,024,000                               17,024,000
                                                            -------------                            -------------
                                                            -------------                            -------------
  Diluted:
    Net income per share of common stock..................          $0.64                                    $0.50
                                                            -------------                            -------------
                                                            -------------                            -------------
    Average common shares outstanding.....................     18,639,000                               18,639,000
                                                            -------------                            -------------
                                                            -------------                            -------------

------------------------

(1) During its quarter ended September 30, 1998, Essex recorded unusual charges of $3,600 ($6,003 before tax) with respect to an early retirement program offered to certain senior executives of the company and plant closing costs.

   See accompanying Notes to the Unaudited Pro Forma Financial Statements

                 UNAUDITED CONDENSED COMBINED BALANCE SHEET
       AS OF OCTOBER 31, 1998 (ALPINE) AND SEPTEMBER 30, 1998 (ESSEX)

                                                                  HISTORICAL  HISTORICAL   PRO FORMA
                                                                    ALPINE      ESSEX     ADJUSTMENTS    PRO FORMA
                                                                  ----------  ----------  ------------  ------------
                                                                         (DOLLARS IN THOUSANDS)
                             ASSETS

Current assets:
  Cash and cash equivelents.....................................  $   19,989  $    7,626                    $     27,615
  Marketable securities.........................................      14,238                                      14,238
  Accounts receivable, net......................................     163,839     204,871                         368,710
  Inventories...................................................     153,597     268,377                         421,974
  Other curent assets...........................................      33,434      13,162                          46,596
                                                                  ----------  ----------                    ------------
    Total current assets........................................     385,097     494,036                         879,133

Property, plant equipment, net..................................     239,361     298,377                         537,738
Other assets....................................................      48,477       6,361        (1,358)(g)        84,153
                                                                                                (2,127)(g)
                                                                                                32,800 (h)
Goodwill, net...................................................     201,950     130,550       555,873 (i)       888,373
                                                                  ----------  ----------  ------------      ------------
    Total assets................................................  $  874,885  $  929,324  $    585,188      $  2,389,397
                                                                  ----------  ----------  ------------      ------------
                                                                  ----------  ----------  ------------      ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable..............................................  $  119,238  $   64,068  $                 $    183,306
  Accrued expenses..............................................      92,419      74,659        10,000 (i)       177,078
  Notes payable to banks........................................                 157,730       (25,630)(g)       132,100
  Current portion of long-term debt.............................      15,619       2,500                          18,119
                                                                  ----------  ----------  ------------      ------------
    Total current liabilities:..................................     227,276     298,957       (15,630)          510,603
  Long-term debt, less current portion..........................     421,746     258,892     1,189,600 (h)     1,535,768
                                                                                              (334,470)(g)
  Minority interest in subsidiary...............................      74,554                    51,819 (j)       126,373
  Other long-term liabilities...................................      77,562      72,481                         150,043
                                                                  ----------  ----------  ------------      ------------
    Total liabilities...........................................     801,138     630,330       891,319         2,322,787
                                                                  ----------  ----------  ------------      ------------
Stockholders' equity:
  Preferred stock...............................................         427                                         427
  Common stock..................................................       2,000         302          (302)(i)         2,000
  Capital in excess of par value................................     137,774     198,379      (198,379)(i)       137,774
  Accumulated comprehensive income..............................      (1,451)                                     (1,451)
  Accumulated deficit...........................................     (20,904)    154,434      (154,434)(i)       (28,041)
                                                                                                (2,127)(g)
                                                                                                (5,010)(k)
                                                                  ----------  ----------  ------------      ------------
                                                                     117,846     353,115      (360,252)          110,709
  Shares of common stock in treasury............................     (43,160)    (54,121)       54,121 (i)       (43,160)
  Receivable from stockholders..................................        (939)                                       (939)
                                                                  ----------  ----------  ------------      ------------
    Total stockholders' equity..................................      73,747     298,994      (306,131)           66,610
                                                                  ----------  ----------  ------------      ------------
      Total liabilities and stockholders' equity................  $  874,885  $  929,324  $    585,188      $  2,389,397
                                                                  ----------  ----------  ------------      ------------
                                                                  ----------  ----------  ------------      ------------

           See accompanying Notes to Pro Forma Financial Statements.

    NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(a) Reflects the changes to historical depreciation and the incremental goodwill amortization resulting from the acquisition of Cables of Zion which was completed in May 1998.

(b) Reflects the elimination of management fees allocated by the controlling shareholders of Cables of Zion ($690,000) and Essex ($1 million) for the twelve months ended March 31, 1998. Net sales and expenses of Cables of Zion and Essex would not have materially changed without the management services provided by the respective controlling shareholders.

(c) Reflects the incremental goodwill amortization resulting from the acquisition of Essex.

(d) Reflects the adjustment to interest expense resulting from debt incurred. The effect on net income, net of tax, of a 1/8% variance in the interest rates related to the term loans, revolving credit facility and senior subordinated debt would be approximately $0.9 million for the twelve months ended April 30, 1998 and approximately $0.4 million for the six months ended October 31, 1998.

(e) Reflects the pro forma adjustment to income tax expense resulting from the Cables of Zion and Essex transactions. The pro forma effective tax rate of 44.9% and 46.1% for the twelve months ended April 30, 1998 and the six months ended October 31, 1998, respectively, reflects the non-deductibility of purchased goodwill.

(f) Reflects the adjustment to minority interest in earnings of subsidiaries to reflect (i) the approximate 49.9% minority interest in Superior for the twelve months ended April 30, 1998 and the six months ended October 31, 1998, (ii) Superior's 49% minority interest in Cables of Zion for the twelve months ended April 30, 1998 and (iii) Superior's 19% minority interest in Essex for the twelve months ended April 30, 1998 and the six months ended October 31, 1998.

(g) Reflects the debt extinguished in connection with the financing described in Note (h) and the write-off of $1.4 million and $2.1 million, respectively, in deferred financing charges previously capitalized by Essex and Superior.

(h) Represents the proceeds from Superior's initial borrowings under the new facilities as follows:
                                                             AMOUNT
                                                          (IN MILLIONS)
                                                           -----------

        Term Loan A.......................................   $   500.0
        Term Loan B.......................................       425.0
        Revolving credit facility*........................        64.6
        Senior subordinated notes.........................       200.0
                                                           -----------
                                                             $ 1,189.6
                                                           -----------
                                                           -----------

       *Total availability under Superior's revolving credit facility amounts to $225 million.

   The use of these proceeds from Superior's initial borrowings are as follows, with no net impact to cash.
                                                                    AMOUNT
                                                                 (IN MILLIONS)
                                                                  -----------
           Use of proceeds:
                Purchase 81% of Essex common stock................  $   722.0
                Repay Essex existing long-term debt...............      270.1
                Repay Superior existing long-term debt............       90.0
                Redemption of Essex unexercised stock options.....       47.5
                Transaction fees and other expenses...............       60.0
                                                                    ---------
                    Total use of proceeds.........................  $ 1,189.6
                                                                    ---------
                                                                    ---------

   In connection with the above facilities, Superior estimates that deferred financing charges will amount to approximately $32.8 million.

(i) Reflects the preliminary allocation of the purchase price to 81% of the net assets of Essex based upon estimated fair values of such assets:

                                                                    AMOUNT
                                                                 (IN MILLIONS)
                                                                  -----------

Estimated acquisition cost (including $17.2m in expense)........   $   739.2
Less: historical book values of net assets at September 30, 1998      (299.0)
Add: Minority interest in Essex.................................        56.8
     Redemption of Essex unexercised stock options..............        47.5
     Accrual of expenses........................................        10.0
     Write-off of Essex's deferred financing charges............         1.4
                                                                  ----------
Acquisition goodwill (to be amortized over 40 years)............   $   555.9
                                                                  ----------
                                                                  ----------

(j) Reflects Superior's 19% minority interest in Essex as of September 30, 1998.

(k) Reflects the impact to Alpine's retained earnings and the minority interest holders of Superior for the $10.0 million transaction fee paid by Superior to Alpine with respect to the Essex acquisition. The fee paid to Alpine is a direct acquisition cost of Essex and, accordingly, is being expensed by Superior as a nonrecurring internal acquisition cost.

(c)  Exhibits
     --------

     Exhibit 1 Consent of Ernst & Young LLP, independent auditors, with respect to financial statements of Essex International Inc.


     Reference is made to the exhibits to Alpine's Form 10-Q for the fiscal quarter ended October 31, 1998, which are incorporated herein by reference.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 10, 1999               THE ALPINE GROUP, INC.



                                        By: /s/ David S. Aldridge
                                           -----------------------------
                                           David S. Aldridge
                                           Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit 1 Consent of Ernst & Young LLP, independent auditors, with respect to financial statements of Essex International Inc.























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